[LOGO] EXCELSIOR FUNDS
Advised by U.S. TRUST



           [LOGO OF EXCELSIOR FUNDS] INTERNATIONAL EQUITY PORTFOLIOS


                                 ANNUAL REPORT

                                March 31, 2003

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW.................   2
      ADVISER'S INVESTMENT REVIEWS
         International Fund.........................................   3
         Pacific/Asia Fund..........................................   4
         Pan European Fund..........................................   5
         Emerging Markets Fund......................................   6
      STATEMENTS OF ASSETS AND LIABILITIES..........................   7
      STATEMENTS OF OPERATIONS......................................   8
      STATEMENTS OF CHANGES IN NET ASSETS...........................   9
      FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS....  10
      PORTFOLIOS OF INVESTMENTS
         International Fund.........................................  12
         Pacific/Asia Fund..........................................  15
         Pan European Fund..........................................  17
         Emerging Markets Fund......................................  19
      NOTES TO FINANCIAL STATEMENTS.................................  22
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  31
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  32
      VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS............  36
      FEDERAL TAX INFORMATION.......................................  37

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services
  1-800-446-1012 (From overseas, call 617-483-7297)
.. CurrentPrice and Yield Information 1-800-446-1012
.. InternetAddress: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

May 30, 2003

Dear Shareholder:

On many levels, the fiscal year ended March 31, 2003 proved to be a highly challenging one.

Coping with the social, political and economic aftershocks of the September 11, 2001 terrorist attacks, the President implemented a Homeland Security Office and the United States continued its international war on terrorism and was actively engaged in a conflict with Iraq as the fiscal year came to a close. In the financial markets, corporate profits continued to fall and investors, already shaken by a series of corporate governance and accounting scandals, were leery about whether an economic recovery would be possible in the near-term. The Federal Reserve has continued to keep a close eye on the sputtering drivers of the U.S. economy, however, keeping short-term interest rates at historically low levels. In this environment, equity returns, both domestically and abroad, suffered for the third consecutive year. For many investors, the appropriate response to these conditions was to seek the relative safety of bonds and money market investments where returns--while modest--were at least positive.

In the near-term, there remains uncertainty as to the timing and breadth of an economic recovery here at home. Still, from a long-term perspective, we are confident in the ability of the U.S. economy and businesses to rebound--and provide reasonable returns to investors. In all times, but particularly during times of uncertainty, maintaining portfolio diversification and a sound investment plan continue to be the best ways for investors to pursue their investment objectives.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that our broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your overall financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

                             EXCELSIOR FUNDS, INC.
                        ADVISER'S INTERNATIONAL EQUITY
                                MARKETS REVIEW
--------------------------------------------------------------------------------
   The close of the fiscal year on March 31, 2003, marked the ending of another challenging year for investors in international equity markets.

   In the fiscal first quarter, although global equity markets were weak, they nevertheless managed to outperform the faltering U.S. equity market. In fact, the quarter marked a real turn in the currencies as the Euro strengthened 13.7% and the Yen rose 11.1% against the U.S. dollar.

   The best performance of the fiscal first quarter came from the Pacific Asian emerging markets, e.g. Thailand, Indonesia and China, while the worst occurred in the Latin American markets, which suffered belatedly from Argentine contagion and election worries. Europe - in particular the U.K. - lagged in the period.

   In the fiscal second quarter, weakness grew even more pronounced. In fact, global market performance was abysmal in the period. The leaders for the quarter were in Pacific Asia and the emerging markets - e.g. China, New Zealand and Russia. Europe lagged with Germany, Netherlands and France among the worst performers, with declines only exceeded by Brazil, which suffered from pre-election jitters.

   Europe continued to lag the US economic cycle by 3-6 months, with growth slowing sharply after holding up well last year. Germany was the worst hit, as it is the most manufacturing- and export-oriented economy in Europe. The Euro was stable versus the US dollar, up 13% from its low on April 8, 2002, which helped returns but hampered European exporters.

   Shifting direction in the fiscal third quarter, international markets rallied strongly for the three months. The move masked a big divergence between Pacific Asia, which was down, and Europe, which rebounded strongly. The surprisingly sharp, liquidity-driven rally bore all characteristics of a bear market bounce. Leading sectors were technology, telecom and media, and highly leveraged companies in general, while defensive sectors like consumer staples, tobacco and energy were left behind. Emerging markets also performed strongly, led by Latin America, which was the strongest region worldwide. The US dollar weakened considerably in the period.

   Unfortunately, the positive momentum didn't last in the final quarter of the fiscal year, as international markets declined in the period. The weaker dollar helped again, as the decline would have been even greater in local currency. As in the October rally, Europe led and Asia lagged, reversing previous trends once again.

EXCELSIOR FUNDS, INC.                                        INTERNATIONAL FUND
--------------------------------------------------------------------------------


   For the twelve months ended March 31, 2003, the Fund realized a total return of -29.72%* as compared with -23.23%** for the MSCI-EAFE Index and -22.18%*** for the MSCI-ACWI Free ex U.S. Index. Throughout the fiscal year we attempted to adhere to our investment criteria of sustainable growth at a reasonable price, and, in addition, we paid particular attention to companies' balance sheet strength, free cash flow, and dividend yield. We generally maintained an overweight in Asia and an underweight in Europe--we found better growth and lower valuations in Pacific Asia (mainly ex-Japan) than in Europe. We also took a defensive approach (overweight in consumer staples, underweight technology and telecommunications) throughout much of the year. These stances by and large benefited the Fund. Exceptions included the third fiscal quarter when Pacific Asia fared poorly while Europe was up. We increased our holdings somewhat in Japan, especially toward the end of the fiscal year. We noticed that several Japanese companies, in particular an electronics firm and a builder, were each combining strong top line growth and dramatic restructuring to produce greater profitability. We feel the Fund's defensive positioning served it well until the "war rally" at the end of the fiscal fourth quarter. We repositioned the Fund gradually early in the quarter and more rapidly toward the end in order to better participate in any potential recovery.

                [CHART]

---------------------------------------------
            International Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
    (29.72)%    (10.05)%        0.16%
---------------------------------------------

          International   MSCI EAFE   MSCI-ACWI Free ex
              Fund          Index**       US Index***
          -------------   ---------   -----------------
3/31/93     $10,000        $10,000          $10,000
3/31/94     $12,234        $12,250          $12,396
3/31/95     $11,998        $12,997          $12,936
3/31/96     $13,530        $14,600          $14,641
3/31/97     $14,447        $14,813          $15,088
3/31/98     $17,253        $17,570          $17,543
3/31/99     $16,704        $18,634          $18,085
3/31/00     $26,777        $23,310          $23,306
3/31/01     $16,476        $17,282          $17,055
3/31/02     $14,458        $15,813          $16,068
3/31/03     $10,161        $12,140          $12,504


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
    International All Country World Index Free ex USA is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                         PACIFIC/ASIA FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -21.44%* versus -16.43%** for the MSCI-AC Asia Pacific Free Index. The Fund struggled in general as many Pacific Asian markets, for much of the year, experienced fallout from the malaise in the U.S. markets caused largely by accounting issues, high oil prices, an undecided economy and rising war concerns. Later in the fiscal year, the North Korean nuclear issue hurt the Fund's South Korean holdings, an area where we were overweight. By contrast, the Fund was helped by its relatively low technology weighting, except during the fiscal third quarter when the sector saw an upswing. The Fund's heavy weighting in China stocks generally was beneficial, as were our moves to further diversify there in an effort to lower risk. And as the fiscal year progressed, we slowly upped the Fund's weighting in Japan, where we picked companies that combined strong top-line growth and dramatic restructuring to create greater profitability. Strengthening currencies both helped and hindered the Fund, respectively, in Thailand, where the Fund was overweight, and in Australia, where the Fund was not.

                                    [CHART]


---------------------------------------------
          Pacific/Asia Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
    (21.44)%    (2.55)%        (0.79)%
---------------------------------------------



                                                              MSCI AC Asia
                           Pacific/Asia Fund              Pacific Free Index**
                           -----------------                 ---------------
   3/31/93                      $10,000                          $10,000
   3/31/94                      $13,811                          $12,620
   3/31/95                      $12,998                          $12,924
   3/31/96                      $15,236                          $13,829
   3/31/97                      $14,504                          $11,312
   3/31/98                      $10,507                           $9,403
   3/31/99                      $11,047                          $10,279
   3/31/00                      $19,955                          $14,681
   3/31/01                      $11,568                           $9,694
   3/31/02                      $11,756                           $8,698
   3/31/03                       $9,235                           $7,269


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital
   International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                         PAN EUROPEAN FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund's total return was -33.82%* versus -25.82%** for the MSCI Europe Index. It was a difficult year for the Fund, as well as for European stocks in general, in part because the European market was dragged down by the problems in the U.S. markets due to a shaky economy, war fears, high oil prices and the like. As the fiscal year progressed, and especially after a surprisingly poor second fiscal quarter, we chose to pay particular attention to companies' balance sheet strength, free cash flow and dividend yield. To this end we bought a Belgian utility and a UK carpet retailer that have dividend yields above 6% and 5% respectively. At times during the year Fund performance was hurt by underweight positions in banks and telecoms, which improved somewhat, and overweight positions in energy and consumer staples, which often fared poorly. At the same time Fund performance was aided by its underweighting in the UK, whose performance lagged Continental Europe in local currency and even more so in dollars. Toward the end of the fiscal year we adjusted the Fund to be balanced between defensive positions and recovery beneficiaries. We also reduced the Fund's industrial names; as the Euro strengthened, they became less competitive.

---------------------------------------------
            Pan European Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
    (33.82)%    (12.41)%        1.80%
---------------------------------------------

                                    [CHART]

                         Pan
                      European           MSCI-Europe
                        Fund               Index**
                      --------           -----------
3/31/93               $10,000             $10,000
3/31/94               $11,005             $11,954
3/31/95               $11,482             $13,179
3/31/96               $13,577             $15,657
3/31/97               $16,803             $19,172
3/31/98               $23,191             $27,226
3/31/99               $21,141             $28,473
3/31/00               $30,183             $33,738
3/31/01               $19,688             $26,083
3/31/02               $18,062             $24,711
3/31/03               $11,954             $18,330


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                     EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -16.62%* versus -20.59%*** for the MSCI EMF (Emerging Markets Free) Index and ranked 31 out of 187 funds, based on total return, in the Lipper Emerging Markets Funds category** for the same one year period. The Fund ranked 103 out of 119 funds in the same Lipper category for the five years ended March 31, 2003, with a cumulative return of -39.43%.* Russia and China, two of the Fund's favored countries, generally performed well for the year with the exception of the third fiscal quarter. Some of the Fund's Russian holdings benefited from improving ties with the U.S. while a number of its China stocks--power-generation and cellular phone companies, in particular--gained as a result of growing (pre-SARS) domestic economic strength. The Fund's Thai bank holdings performed well early on, much in part due to an improving economy, a renewal of bank lending and a reduction of bad loans over the past three years. A rally in gold pricing helped our South African holdings, particularly in the fiscal third quarter, as gold and gold companies are such an important part of that country's economy. Oil companies on the whole improved, more so in the second fiscal half and especially in Russia, in light of Iraq war tensions.

                                    [CHART]

--------------------------------------------------
             Emerging Markets Fund+
--------------------------------------------------
Average Annual Total Return Ended on 3/31/03*
--------------------------------------------------
     1 Year     5 Years   Since Inception (1/2/98}
--------------------------------------------------
    (16.62)%    (9.54)%          (9.12)%
--------------------------------------------------



                                                MSCI EMF
                        Excelsior              (Emerging
                         Markets              Markets Free)
                          Fund                   Index***
                        ---------            --------------
    1/02/98              $10,000                 $10,000
    3/31/98              $10,000                 $10,620
    3/31/99               $5,857                  $8,395
    3/31/00              $10,705                 $12,727
    3/31/01               $6,452                  $8,154
    3/31/02               $7,237                  $9,372
    3/31/03               $6,034                  $7,425



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
    International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2003



                                                                                         Pan         Emerging
                                                        International  Pacific/Asia    European      Markets
                                                            Fund           Fund          Fund          Fund
                                                        -------------  ------------  ------------  -----------
ASSETS:
 Investments, at cost-see accompanying portfolios...... $ 116,354,202  $ 30,255,401  $ 34,376,715  $32,373,563
                                                        =============  ============  ============  ===========
 Investments, at value (Note 1)........................ $  86,536,108  $ 26,211,675  $ 21,984,906  $24,840,745
 Repurchase Agreements, at value (Note 1)..............     2,407,000       298,000       112,000    3,663,000
 Foreign currency (cost $871, $9,616, $0, and
  $1,251,360, respectively)............................           870         9,635            --    1,251,360
 Cash..................................................            --           245           647      821,070
 Dividends receivable..................................       127,664        38,615        66,033       94,986
 Interest receivable...................................            67             8             3          102
 Receivable for investments sold.......................       990,487       830,942       478,601      543,622
 Receivable for fund shares sold.......................        23,516        44,409            30       67,911
 Withholding tax receivable............................       355,054            --       179,246           86
 Unrealized appreciation on forward foreign currency
  exchange contracts (Note 1)..........................            --            --            --          388
                                                        -------------  ------------  ------------  -----------
   Total Assets........................................    90,440,766    27,433,529    22,821,466   31,283,270
LIABILITIES:
 Payable for fund shares redeemed......................       352,954        33,669         9,234           --
 Payable for investments purchased.....................            --            --            --    1,136,576
 Due to custodian bank.................................        95,691            --            --           --
 Foreign taxes payable.................................       130,572            --            --       25,557
 Unrealized depreciation on forward foreign currency
  exchange contracts (Note 1)..........................         1,674         2,168         2,929           --
 Investment advisory fees payable (Note 2).............        71,056        19,156        19,627       26,705
 Administration fees payable (Note 2)..................        12,585         3,669         3,351        3,897
 Shareholder servicing fees payable (Note 2)...........        10,556         4,679         2,661        5,441
 Directors' fees payable (Note 2)......................           221            62            60           57
 Accrued expenses and other payables...................        86,225        39,730        28,598       35,648
                                                        -------------  ------------  ------------  -----------
   Total Liabilities...................................       761,534       103,133        66,460    1,233,881
                                                        -------------  ------------  ------------  -----------
NET ASSETS............................................. $  89,679,232  $ 27,330,396  $ 22,755,006  $30,049,389
                                                        =============  ============  ============  ===========
NET ASSETS consist of:
 Undistributed (distributions in excess of) net
  investment income.................................... $     (58,686) $     (6,417) $    257,853  $    32,505
 Accumulated net realized (loss) on investments and
  foreign currency translations........................  (112,379,987)  (32,935,329)  (29,676,931)  (9,079,234)
 Unrealized (depreciation) of investments and foreign
  currency translations................................   (27,477,318)   (3,744,970)  (12,251,447)  (3,893,321)
 Par value (Note 5)....................................        13,121         5,247         4,243        7,288
 Paid-in capital in excess of par value................   229,582,102    64,011,865    64,421,288   42,982,151
                                                        -------------  ------------  ------------  -----------
Total Net Assets....................................... $  89,679,232  $ 27,330,396  $ 22,755,006  $30,049,389
                                                        =============  ============  ============  ===========
 Shares of Common Stock Outstanding (Note 5)...........    13,120,705     5,246,907     4,242,560    7,287,963
NET ASSET VALUE PER SHARE..............................         $6.83         $5.21         $5.36        $4.12
                                                                =====         =====         =====        =====


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2003


                                                                                          Pan         Emerging
                                                           International Pacific/Asia   European      Markets
                                                               Fund          Fund         Fund          Fund
                                                           ------------- ------------ ------------  -----------
INVESTMENT INCOME:
 Dividend income.......................................... $  2,817,896  $   528,659  $    926,984  $   554,586
 Interest income..........................................       65,388       20,648        20,647       20,910
 Less: Foreign taxes withheld.............................     (297,954)     (51,585)      (60,199)     (52,717)
                                                           ------------  -----------  ------------  -----------
  Total Income............................................    2,585,330      497,722       887,432      522,779
EXPENSES:
 Investment advisory fees (Note 2)........................    1,327,528      267,634       412,968      240,946
 Administration fees (Note 2).............................      266,207       58,542        89,749       49,260
 Shareholder servicing fees (Note 2)......................      222,698       48,821        37,338       70,288
 Custodian fees...........................................      118,410       57,326        20,838       51,244
 Transfer agent fees (Note 2).............................       56,468       31,830        31,546        9,067
 Legal and audit fees.....................................       28,774       11,817         6,646        5,347
 Shareholder reports......................................       27,852        8,236         6,313        7,004
 Registration and filing fees.............................       16,411       11,467        13,420        9,336
 Directors' fees and expenses (Note 2)....................        3,880          807         1,302        2,058
 Amortization of organization costs (Note 6)..............           --           --            --        6,236
 Miscellaneous expenses...................................       11,843        3,157         3,716        2,787
                                                           ------------  -----------  ------------  -----------
  Total Expenses..........................................    2,080,071      499,637       623,836      453,573
 Fees waived and reimbursed by:
  Investment adviser (Note 2).............................     (170,552)     (34,902)      (23,818)     (46,387)
  Administrators (Note 2).................................      (54,447)     (12,187)      (17,214)      (9,902)
                                                           ------------  -----------  ------------  -----------
    Net Expenses..........................................    1,855,072      452,548       582,804      397,284
                                                           ------------  -----------  ------------  -----------
NET INVESTMENT INCOME.....................................      730,258       45,174       304,628      125,495
                                                           ------------  -----------  ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS (Note 1):
 Net realized gain (loss):
  Security transactions...................................  (41,103,575)  (3,237,035)  (11,340,362)  (3,710,926)
  Foreign currency transactions...........................      269,955      120,757       (18,786)      (5,967)
                                                           ------------  -----------  ------------  -----------
 Total net realized (loss)................................  (40,833,620)  (3,116,278)  (11,359,148)  (3,716,893)
 Change in unrealized appreciation/depreciation of
  investments and foreign currency translations during the
  year (net of foreign tax on unrealized appreciation:
  $27,395, $11,014, $0, and $25,557, respectively)........   (7,090,673)  (4,912,162)   (6,167,979)  (1,324,612)
                                                           ------------  -----------  ------------  -----------
 Net realized and unrealized (loss) on investments and
  foreign currency transactions...........................  (47,924,293)  (8,028,440)  (17,527,127)  (5,041,505)
                                                           ------------  -----------  ------------  -----------
 Net (decrease) in net assets resulting from operations... $(47,194,035) $(7,983,266) $(17,222,499) $(4,916,010)
                                                           ============  ===========  ============  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Statements of Changes in Net Assets




                                                                                           Pan         Emerging
                                                           International  Pacific/Asia   European      Markets
                                                               Fund           Fund         Fund          Fund
                                                           -------------  ------------ ------------  -----------
Year Ended March 31, 2003
Net investment income..................................... $     730,258  $    45,174  $    304,628  $   125,495
Net realized (loss) on security and foreign currency
 transactions.............................................   (40,833,620)  (3,116,278)  (11,359,148)  (3,716,893)
Change in unrealized appreciation/depreciation of
 investments and foreign currency translations during
 the year.................................................    (7,090,673)  (4,912,162)   (6,167,979)  (1,324,612)
                                                           -------------  -----------  ------------  -----------
Net (decrease) in net assets resulting from operations....   (47,194,035)  (7,983,266)  (17,222,499)  (4,916,010)
Distributions to shareholders:
 From net investment income...............................      (498,214)    (230,735)     (200,073)     (45,117)
Increase (decrease) in net assets from fund share
 transactions (Note 5)....................................   (29,908,906)  12,003,676   (17,770,667)  12,163,646
                                                           -------------  -----------  ------------  -----------
Net increase (decrease) in net assets.....................   (77,601,155)   3,789,675   (35,193,239)   7,202,519
NET ASSETS:
 Beginning of year........................................   167,280,387   23,540,721    57,948,245   22,846,870
                                                           -------------  -----------  ------------  -----------
 End of year(1)........................................... $  89,679,232  $27,330,396  $ 22,755,006  $30,049,389
                                                           =============  ===========  ============  ===========
--------
  (1) Including undistributed (distributions in excess of)
    net investment income................................. $     (58,686) $    (6,417) $    257,853  $    32,505
                                                           =============  ===========  ============  ===========
Year Ended March 31, 2002
Net investment income..................................... $     997,829  $    92,576  $    222,681  $   107,109
Net realized (loss) on investments and foreign currency
 transactions.............................................   (70,035,219)  (9,408,997)  (18,387,167)    (463,005)
Change in unrealized appreciation/depreciation of
 investments and foreign currency translations during
 the year.................................................    34,871,786    8,943,082     9,406,884    2,187,148
                                                           -------------  -----------  ------------  -----------
Net increase (decrease) in net assets resulting from
 operations...............................................   (34,165,604)    (373,339)   (8,757,602)   1,831,252
Distributions to shareholders:
 From net investment income...............................    (1,493,874)     (57,409)           --      (56,117)
 From net realized gain on investments....................   (12,822,376)          --    (6,092,926)          --
Increase (decrease) in net assets from fund share
 transactions (Note 5)....................................   (86,304,673)  (8,023,858)  (38,861,190)   8,814,148
                                                           -------------  -----------  ------------  -----------
Net increase (decrease) in net assets.....................  (134,786,527)  (8,454,606)  (53,711,718)  10,589,283
NET ASSETS:
 Beginning of year........................................   302,066,914   31,995,327   111,659,963   12,257,587
                                                           -------------  -----------  ------------  -----------
 End of year(2)........................................... $ 167,280,387  $23,540,721  $ 57,948,245  $22,846,870
                                                           =============  ===========  ============  ===========
--------
  (2) Including undistributed (distributions in excess of)
    net investment income................................. $  (1,177,801) $   (81,813) $    172,084  $   (34,716)
                                                           =============  ===========  ============  ===========




                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios



For a Fund share outstanding throughout each period.

                                         Net Asset    Net        Net Realized               Dividends   Distributions
                                          Value,   Investment   and Unrealized   Total From  From Net      From Net
                                         Beginning   Income     Gain (Loss) on   Investment Investment Realized Gain on
                                         of Period   (Loss)      Investments     Operations   Income     Investments
                                         --------- ----------   --------------   ---------- ---------- ----------------
INTERNATIONAL FUND -- (7/21/87*)
 Year Ended March 31,
 1999...................................  $13.00     $ 0.01         $(0.42)        $(0.41)    $(0.07)         --
 2000...................................   12.52      (0.03)          7.57           7.54       --          $(0.04)
 2001...................................   20.02      (0.05)         (7.49)         (7.54)     (0.13)        (0.60)
 2002...................................   11.75       0.03          (1.43)         (1.40)     (0.08)        (0.52)
 2003...................................    9.75       0.10          (2.99)         (2.89)     (0.03)         --
PACIFIC/ASIA FUND -- (12/31/92*)
 Year Ended March 31,
 1999...................................  $ 6.52       --(2)        $ 0.29         $ 0.29     $(0.20)         --
 2000...................................    6.61     $ 0.02           5.26           5.28       --            --
 2001...................................   11.89      (0.06)(2)      (4.88)(2)      (4.94)     (0.36)         --
 2002...................................    6.59       0.02(2)        0.09(2)(4)     0.11      (0.02)         --
 2003...................................    6.68       0.01(2)       (1.43)(2)      (1.42)     (0.05)         --
PAN EUROPEAN FUND -- (12/31/92*)
 Year Ended March 31,
 1999...................................  $14.13         --         $(1.26)        $(1.26)      --          $(0.48)
 2000...................................   12.39     $(0.03)          4.90           4.87       --           (1.30)
 2001...................................   15.96      (0.05)         (5.12)         (5.17)    $(0.03)        (1.32)
 2002...................................    9.44       0.02          (0.77)         (0.75)      --           (0.56)
 2003...................................    8.13       0.07          (2.81)         (2.74)     (0.03)         --
EMERGING MARKETS FUND -- (01/02/98*)
 Year Ended March 31,
 1999...................................  $ 7.00     $ 0.07         $(2.95)        $(2.88)    $(0.08)         --
 2000...................................    4.04      (0.02)          3.35           3.33      (0.02)         --
 2001...................................    7.35      (0.01)         (2.91)         (2.92)      --            --
 2002...................................    4.43       0.01           0.53           0.54      (0.02)         --
 2003...................................    4.95       0.02          (0.84)         (0.82)     (0.01)         --

* Commencement of operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(2)For comparative purposes per share amounts are based on average shares outstanding.
(3)Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.
(4)The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.


                      See Notes to Financial Statements.



                                               Ratio of Net Ratio of Gross Ratio of Net
                                   Net Assets,  Operating     Operating     Investment
              Net Asset              End of      Expenses      Expenses    Income (Loss) Portfolio   Fee
    Total     Value, End   Total     Period     to Average    to Average    to Average   Turnover  Waivers
Distributions of Period  Return(3)   (000's)    Net Assets  Net Assets(1)   Net Assets     Rate    (Note 2)
------------- ---------- --------- ----------- ------------ -------------- ------------- --------- --------
   $(0.07)      $12.52     (3.18)%  $202,083       1.42%         1.52%          0.11%        50%    $0.01
    (0.04)       20.02     60.30%    473,773       1.40%         1.51%         (0.36)%       25%     0.01
    (0.73)       11.75    (38.41)%   302,067       1.41%         1.53%         (0.29)%       55%     0.02
    (0.60)        9.75    (12.25)%   167,280       1.23%         1.53%          0.44%        50%     0.03
    (0.03)        6.83    (29.72)%    89,679       1.40%         1.57%          0.55%        73%     0.01


   $(0.20)      $ 6.61      5.14%   $ 28,008       1.55%         1.64%          0.01%        78%    $0.01
     --          11.89     79.88%     88,535       1.49%         1.58%         (0.48)%      105%     --
    (0.36)        6.59    (41.79)%    31,995       1.50%         1.68%         (0.63)%       75%     0.02
    (0.02)        6.68      1.62%     23,541       1.43%         1.74%          0.35%        94%     0.02
    (0.05)        5.21    (21.44)%    27,330       1.51%         1.66%          0.15%        73%     0.01


   $(0.48)      $12.39     (8.84)%  $157,836       1.43%         1.50%          0.04%        46%    $0.01
    (1.30)       15.96     42.77%    195,424       1.43%         1.50%         (0.21)%       46%     0.01
    (1.35)        9.44    (34.77)%   111,660       1.45%         1.52%         (0.34)%       43%     0.01
    (0.56)        8.13     (8.26)%    57,948       1.39%         1.51%          0.27%        29%     0.01
    (0.03)        5.36    (33.82)%    22,755       1.39%         1.49%          0.73%        32%     0.01


   $(0.08)      $ 4.04    (41.21)%  $  5,411       1.65%         2.48%          1.93%        73%    $0.03
    (0.02)        7.35     82.77%     17,203       1.65%         2.03%         (0.60)%       57%     0.01
     --           4.43    (39.73)%    12,258       1.65%         2.09%         (0.16)%       30%     0.02
    (0.02)        4.95     12.16%     22,847       1.59%         1.93%          0.78%        31%     0.01
    (0.01)        4.12    (16.62)%    30,049       1.61%         1.84%          0.51%        43%     0.01


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
International Fund


                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- 93.77%
          AUSTRALIA -- 1.56%
   36,180 Rio Tinto Ltd..................................... $   678,427
   98,261 Woolworths Ltd....................................     726,206

                                                             -----------
                                                               1,404,633

                                                             -----------
          BELGIUM -- 2.52%
   75,400 Dexia.............................................     691,122
    6,500 Electrabel........................................   1,567,509

                                                             -----------
                                                               2,258,631

                                                             -----------
          BRAZIL -- 1.49%
   66,700 Aracruz Celulose S.A. ADR.........................   1,334,667

                                                             -----------
          CANADA -- 3.03%
   91,800 Barrick Gold Corp.................................   1,428,408
   10,800 Magna International, Class A......................     563,367
   41,768 Suncor Energy Inc.................................     727,202

                                                             -----------
                                                               2,718,977

                                                             -----------
          CHILE -- 1.01%
   27,280 Vina Concha y Toro S.A. ADR.......................     905,150

                                                             -----------
          CHINA -- 3.86%
2,864,000 Beijing Capital International Airport Co. Ltd.....     616,905
  500,000 CNOOC Ltd.........................................     666,714
2,652,100 +Harbin Brewery Group Ltd.........................     799,086
   19,164 Huaneng Power International, Inc. ADR.............     722,483
1,153,700 People's Food Holdings Ltd........................     653,599

                                                             -----------
                                                               3,458,787

                                                             -----------
          FRANCE -- 8.71%
  276,128 +Alstom...........................................     424,849
   32,100 Aventis S.A.......................................   1,409,157
   79,300 AXA...............................................     936,278
   47,400 BNP Paribas.......................................   1,898,230
    7,650 L'OREAL S.A.......................................     463,296
   21,202 TotalFinaElf S.A..................................   2,683,732

                                                             -----------
                                                               7,815,542

                                                             -----------
          GERMANY -- 5.68%
   22,330 Adidas-Salomon AG.................................   1,968,813
   44,135 Fielmann AG.......................................   1,601,323
   19,579 Muenchener Rueckversicherungs AG..................   1,121,642
   12,500 Volkswagen AG.....................................     398,288

                                                             -----------
                                                               5,090,066

                                                             -----------

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          HONG KONG -- 1.84%
  520,500 Cafe de Coral Holdings Ltd........................ $   286,963
2,533,600 +Convenience Retail Asia Ltd......................     571,724
  646,100 Hong Kong & China Gas.............................     795,256

                                                             -----------
                                                               1,653,943

                                                             -----------
          INDONESIA -- 1.71%
   42,300 +Freeport-McMoRan Copper & Gold, Inc., Class B....     721,215
1,985,200 Telekomunikasi Indonesia..........................     808,442

                                                             -----------
                                                               1,529,657

                                                             -----------
          IRELAND -- 3.03%
  380,363 Anglo Irish Bank Corp. plc........................   2,714,441

                                                             -----------
          ITALY -- 7.19%
  192,800 +Autogrill S.p.A..................................   1,514,760
1,188,200 Cassa di Risparmio di Firenze S.p.A...............   1,536,428
  156,500 ENI S.p.A.........................................   2,090,259
   77,250 Permasteelisa S.p.A...............................   1,306,576

                                                             -----------
                                                               6,448,023

                                                             -----------
          JAPAN -- 13.23%
   22,600 Aflac, Inc........................................     724,330
      487 Can Do Co., Ltd...................................     722,820
  242,000 +Chiyoda Corp.....................................     661,224
   41,100 Daiichi Pharmaceutical Co., Ltd...................     550,403
   12,100 Don Quijote Co., Ltd..............................   1,014,286
   32,400 ITO EN Ltd........................................   1,051,948
    6,000 Keyence Corp......................................     927,981
   56,500 Kohnan Shoji Co., Ltd.............................     744,249
  146,700 Konica Corp.......................................   1,161,674
   76,000 Mimasu Semiconductor Industry Co., Ltd............     832,552
   46,800 Pioneer Corp......................................     972,862
   96,600 +Sega Corp........................................     546,623
   28,200 Shin-Etsu Chemical Co., Ltd.......................     872,778
   15,300 Takeda Chemical Industries Ltd....................     571,589
  140,000 +Toyama Chemical Co., Ltd.........................     511,216

                                                             -----------
                                                              11,866,535

                                                             -----------
          MEXICO -- 1.09%
   33,000 Telefonos de Mexico S.A. de C.V., Class L, ADR....     980,760

                                                             -----------
          NETHERLANDS -- 2.60%
   68,400 +ASML Holding N.V.................................     444,097
   53,700 ING Groep N.V.....................................     620,547


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
International Fund -- (continued)


                                                              Value
Shares                                                       (Note 1)
-------                                                    ------------
COMMON STOCKS -- (continued)
        NETHERLANDS -- (continued)
168,069 Koninklijke Ahold N.V............................. $    559,360
 45,868 Nutreco Holding N.V...............................      707,223

                                                           ------------
                                                              2,331,227

                                                           ------------
        NEW ZEALAND -- 1.02%
365,895 Telecom Corp. of New Zealand......................      916,478

                                                           ------------
        NORWAY -- 2.02%
218,500 DnB Holding ASA...................................      864,160
295,300 Telenor ASA.......................................      948,157

                                                           ------------
                                                              1,812,317

                                                           ------------
        RUSSIA -- 2.59%
 23,970 Lukoil Co. ADR....................................    1,323,144
 41,900 +MMC Norilsk Nickel ADR...........................      995,125

                                                           ------------
                                                              2,318,269

                                                           ------------
        SINGAPORE -- 0.60%
608,400 ++Sembcorp Logistics Ltd..........................      536,139

                                                           ------------
        SOUTH AFRICA -- 1.20%
 90,200 Sappi Ltd. ADR....................................    1,076,086

                                                           ------------
        SOUTH KOREA -- 2.99%
    525 Lotte Chilsung Beverage Co........................      204,652
  6,500 +NCSoft Corp......................................      448,204
 24,800 POSCO ADR.........................................      488,560
  4,690 Samsung Electronics...............................    1,061,788
 12,200 Samsung Fire & Marine Insurance Co., Ltd..........      482,379

                                                           ------------
                                                              2,685,583

                                                           ------------
        SPAIN -- 1.11%
106,284 +Telefonica S.A...................................      993,924

                                                           ------------
        SWITZERLAND -- 8.46%
    175 Lindt & Spruengli AG (Registered).................    1,033,334
 23,400 +Logitech International (Registered)..............      688,261
  3,900 Nestle S.A. (Registered)..........................      771,949
 50,480 Novartis AG (Registered)..........................    1,869,491
 30,500 Roche Holding AG..................................    1,825,780
 32,900 +UBS AG (Registered)..............................    1,399,793

                                                           ------------
                                                              7,588,608

                                                           ------------

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          TAIWAN -- 1.43%
  763,290 Fubon Financial Holding Co., Ltd.................. $   593,085
  215,800 Hon Hai Precision Industry Co., Ltd...............     686,243

                                                             -----------
                                                               1,279,328

                                                             -----------
          THAILAND -- 3.50%
  328,000 Dhipaya Insurance Public Co., Ltd. (Foreign)......     879,562
   20,100 Siam Cement Public Co., Ltd.......................     636,488
1,010,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)..     777,195
1,880,600 Thai Union Frozen Products Public Co., Ltd.
           (Foreign)........................................     846,347

                                                             -----------
                                                               3,139,592

                                                             -----------
          UNITED KINGDOM -- 10.30%
  641,607 BAE Systems plc...................................   1,135,855
  132,800 Carpetright plc...................................   1,254,214
   54,526 GlaxoSmithKline plc...............................     959,256
   54,445 Reckitt Benckiser plc.............................     892,426
   83,408 Royal Bank of Scotland Group plc..................   1,878,704
  471,710 Serco Group plc...................................     861,178
1,263,206 Vodafone Group plc................................   2,256,256

                                                             -----------
                                                               9,237,889

                                                             -----------
          TOTAL COMMON STOCKS (Cost $110,280,805)...........  84,095,252

                                                             -----------
PREFERRED STOCKS -- 2.72%
          GERMANY -- 2.27%
    2,133 Porsche AG........................................     596,778
  240,900 Prosieben SAT.1 Media AG..........................   1,435,271

                                                             -----------
                                                               2,032,049

                                                             -----------
          SOUTH KOREA -- 0.45%
   42,035 Hyundai Motor Co., Ltd............................     408,807

                                                             -----------
          TOTAL PREFERRED STOCKS (Cost $3,666,397)..........   2,440,856

                                                             -----------

 No. of
 Rights
---------
RIGHTS -- 0.00%
          BRAZIL -- 0.00%
   25,200 ++Cia Vale do Rio Doce............................          --

                                                             -----------
          TOTAL RIGHTS (Cost $0)............................          --

                                                             -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
International Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
REPURCHASE AGREEMENT  -- 2.69%
           UNITED STATES -- 2.69%
$2,407,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $2,407,067 (Cost $2,407,000)... $ 2,407,000

                                                              -----------

TOTAL INVESTMENTS
 (Cost $116,354,202*)  99.18% $88,943,108
OTHER ASSETS AND
 LIABILITIES (NET)...   0.82      736,124
                      ------  -----------
NET ASSETS........... 100.00% $89,679,232
                      ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $116,682,321 + Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Directors.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company

   At March 31, 2003, sector diversification of the Fund's investment portfolio was as follows:

                                                   % of
                                                   Net
         Sector Diversification                   Assets  Market Value
         ----------------------                   ------  ------------
         Financial...............................  19.09% $17,117,896
         Consumer Discretionary..................  15.85   14,216,336
         Consumer Staples........................  11.62   10,416,813
         Health Care.............................   8.58    7,696,892
         Energy..................................   8.35    7,491,051
         Telecommunications......................   7.70    6,904,017
         Capital Goods...........................   6.55    5,876,219
         Materials...............................   6.07    5,440,202
         Technology..............................   3.64    3,266,418
         Utilities...............................   3.44    3,085,248
         Repurchase Agreement....................   2.69    2,407,000
         Industrials.............................   2.28    2,049,264
         Information Technology..................   2.03    1,822,708
         Transportation..........................   1.29    1,153,044
                                                  ------  -----------
         Total Investments.......................  99.18  $88,943,108
         Other Assets and Liabilities (Net)......   0.82      736,124
                                                  ------  -----------
         Net Assets.............................. 100.00% $89,679,232
                                                  ======  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Pacific/Asia Fund


                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- 94.41%
          AUSTRALIA -- 3.98%
   27,626 Rio Tinto Ltd..................................... $   518,027
   77,100 Woolworths Ltd....................................     569,814

                                                             -----------
                                                               1,087,841

                                                             -----------
          CHINA -- 13.63%
1,645,000 Beijing Capital International Airport Co. Ltd.....     354,333
   25,500 CNOOC Ltd. ADR....................................     679,830
1,805,000 +Harbin Brewery Group Ltd.........................     543,852
  707,000 Hong Leong Asia Limited...........................     492,655
   19,260 Huaneng Power International, Inc. ADR.............     726,102
1,639,100 People's Food Holdings Ltd........................     928,590

                                                             -----------
                                                               3,725,362

                                                             -----------
          HONG KONG -- 5.88%
  676,700 Cafe de Coral Holdings Ltd........................     373,079
1,883,200 +Convenience Retail Asia Ltd......................     424,957
  657,400 Hong Kong & China Gas.............................     809,165

                                                             -----------
                                                               1,607,201

                                                             -----------
          INDONESIA -- 5.14%
   38,800 +Freeport-McMoRan Copper & Gold, Inc., Class B....     661,540
   91,400 PT Telekomunikasi Indonesia ADR...................     743,996

                                                             -----------
                                                               1,405,536

                                                             -----------
          JAPAN -- 35.49%
   24,072 Aflac, Inc........................................     771,508
      606 Can Do Co., Ltd...................................     899,443
  301,000 +Chiyoda Corp.....................................     822,432
   20,700 Daiichi Pharmaceutical Co., Ltd...................     277,210
    9,000 Don Quijote Co., Ltd..............................     754,427
   20,900 ITO EN Ltd........................................     678,571
    4,500 Keyence Corp......................................     695,986
   33,300 Kohnan Shoji Co., Ltd.............................     438,646
   79,000 Konica Corp.......................................     625,578
   59,350 Mimasu Semiconductor Industry Co., Ltd............     650,157
   39,100 Pioneer Corp......................................     812,797
   63,700 +Sega Corp........................................     360,455
   16,600 Shin-Etsu Chemical Co., Ltd.......................     513,763
   14,400 Takeda Chemical Industries Ltd....................     537,966

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          JAPAN -- (continued)
  153,000 +Toyama Chemical Co., Ltd......................... $   558,686
      231 Yoshinoya D&C Co., Ltd............................     301,948

                                                             -----------
                                                               9,699,573

                                                             -----------
          NEW ZEALAND -- 2.17%
  236,274 Telecom Corp. of New Zealand......................     591,809

                                                             -----------
          SINGAPORE -- 2.23%
  691,100 ++Sembcorp Logistics Ltd..........................     609,017

                                                             -----------
          SOUTH KOREA -- 9.21%
    1,044 Lotte Chilsung Beverage Co........................     406,964
    6,479 +NCSoft Corp......................................     446,757
   22,200 POSCO ADR.........................................     437,340
    3,848 Samsung Electronics...............................     871,164
    9,000 Samsung Fire & Marine Insurance Co., Ltd..........     355,853

                                                             -----------
                                                               2,518,078

                                                             -----------
          TAIWAN -- 4.73%
  654,233 Fubon Financial Holding Co., Ltd..................     508,347
  246,580 Hon Hai Precision Industry Co., Ltd.                   784,123

                                                             -----------
                                                               1,292,470

                                                             -----------
          THAILAND -- 11.95%
  112,500 Aeon Thana Sinsap Thailand Public Co., Ltd........     257,082
1,192,000 GMM Grammy Public Co., Ltd. (Foreign).............     600,378
9,854,800 +Home Product Center Public Co., Ltd. (Foreign)...     477,976
   21,000 Siam Cement Public Co., Ltd.......................     664,988
  737,200 +Thai Farmers Bank (Foreign)......................     601,656
1,473,800 Thai Union Frozen Products Public Co., Ltd.
           (Foreign)........................................     663,270

                                                             -----------
                                                               3,265,350

                                                             -----------
          TOTAL COMMON STOCKS (Cost $29,421,279)............  25,802,237

                                                             -----------
PREFERRED STOCK -- 1.50%
          SOUTH KOREA -- 1.50%
   42,100 Hyundai Motor Co., Ltd. (Cost $536,122)...........     409,438

                                                             -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Pacific/Asia Fund -- (continued)


Principal                                                      Value
 Amount                                                       (Note 1)
---------                                                    -----------
REPURCHASE AGREEMENT -- 1.09%
          UNITED STATES -- 1.09%
$298,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
           be repurchased at $298,008 (Cost $298,000)....... $   298,000

                                                             -----------

TOTAL INVESTMENTS (Cost $30,255,401*).............  97.00% $26,509,675
OTHER ASSETS & LIABILITIES (NET)..................   3.00      820,721
                                                   ------  -----------
NET ASSETS........................................ 100.00% $27,330,396
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $30,419,027. + Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Directors.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt

  At March 31, 2003, sector diversification of the Fund's investment portfolio was as follows:

                                                    % of
                                                    Net      Market
         Sector Diversification                    Assets    Value
         ----------------------                   -------  -----------
         Consumer Discretionary..................  22.34 % $ 6,106,352
         Consumer Staples........................   11.88    3,247,209
         Technology..............................    9.75    2,664,064
         Materials...............................    9.55    2,609,952
         Financial...............................    9.13    2,494,446
         Capital Goods...........................    7.24    1,980,075
         Utilities...............................    5.62    1,535,267
         Health Care.............................    5.03    1,373,862
         Telecommunications......................    4.89    1,335,805
         Transportation..........................    3.52      963,350
         Information Technology..................    2.87      784,123
         Energy..................................    2.49      679,830
         Industrials.............................    1.60      437,340
         Repurchase Agreement....................    1.09      298,000
                                                  -------  -----------
         Total Investments.......................  97.00 % $26,509,675
         Other Assets and Liabilities (Net)......    3.00      820,721
                                                  -------  -----------
         Net Assets.............................. 100.00 % $27,330,396
                                                  =======  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Pan European Fund


                                                             Value
Shares                                                      (Note 1)
-------                                                    ----------
COMMON STOCKS -- 93.36%
        BELGIUM -- 2.77%
 26,600 Dexia............................................. $  243,818
  1,600 Electrabel........................................    385,848

                                                           ----------
                                                              629,666

                                                           ----------
        FRANCE -- 16.49%
128,388 + Alstom..........................................    197,537
 17,180 Aventis S.A.......................................    754,184
 36,828 AXA...............................................    434,820
 20,200 BNP Paribas.......................................    808,950
  8,956 Carrefour S.A.....................................    339,213
  5,300 L'OREAL S.A.......................................    320,977
  7,087 TotalFinaElf S.A..................................    897,067

                                                           ----------
                                                            3,752,748

                                                           ----------
        GERMANY -- 6.41%
  4,970 Adidas-Salomon AG.................................    438,200
 15,875 Fielmann AG.......................................    575,983
  4,959 Muenchener Rueckversicherungs AG..................    284,091
  5,000 Volkswagen AG.....................................    159,315

                                                           ----------
                                                            1,457,589

                                                           ----------
        IRELAND -- 8.11%
135,210 Anglo Irish Bank Corp. plc........................    964,919
 24,746 Irish Continental Group plc.......................    209,272
 64,800 Irish Life & Permanent plc........................    671,743

                                                           ----------
                                                            1,845,934

                                                           ----------
        ITALY -- 13.01%
 67,600 +Autogrill S.p.A..................................    531,109
380,400 Cassa di Risparmio di Firenze S.p.A...............    491,885
 64,340 ENI S.p.A.........................................    859,343
 28,000 Permasteelisa S.p.A...............................    473,581
 88,950 San Paolo-IMI S.p.A...............................    604,698

                                                           ----------
                                                            2,960,616

                                                           ----------
        NETHERLANDS -- 4.98%
 46,200 +ASML Holding N.V.................................    299,960
  6,900 Fugro Nv..........................................    260,814
 14,300 ING Groep N.V.....................................    165,248
 69,524 Koninklijke Ahold N.V.............................    231,387
 11,409 Nutreco Holding N.V...............................    175,912

                                                           ----------
                                                            1,133,321

                                                           ----------

                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- (continued)
        NORWAY -- 1.14%
 80,700 Telenor ASA....................................... $   259,114

                                                           -----------
        RUSSIA -- 5.96%
 18,800 +MMC Norilsk Nickel ADR...........................     446,500
 62,260 Surgutneftegaz ADR................................     910,553

                                                           -----------
                                                             1,357,053

                                                           -----------
        SPAIN -- 2.99%
 72,838 +Telefonica S.A...................................     681,154

                                                           -----------
        SWITZERLAND -- 8.94%
 16,200 +Logitech International (Registered)..............     476,488
  2,600 Nestle S.A. (Registered)..........................     514,633
 11,170 Roche Holding AG..................................     668,654
  8,800 +UBS AG (Registered)..............................     374,413

                                                           -----------
                                                             2,034,188

                                                           -----------
        UNITED KINGDOM -- 22.56%
 35,900 Amersham Plc......................................     233,223
204,609 BAE Systems plc...................................     362,225
 20,800 Carpetright plc...................................     196,443
 45,585 GlaxoSmithKline plc...............................     801,960
 55,600 Reckitt Benckiser plc.............................     911,359
 51,000 Rio Tinto plc.....................................     950,429
 39,876 Royal Bank of Scotland Group plc..................     898,177
160,382 Serco Group plc...................................     292,802
271,792 Vodafone Group plc................................     485,457

                                                           -----------
                                                             5,132,075

                                                           -----------
        TOTAL COMMON STOCKS (Cost $33,091,028)............  21,243,458

                                                           -----------
PREFERRED STOCKS -- 3.26%
        GERMANY -- 3.26%
    774 Porsche AG........................................     216,552
 88,100 Prosieben SAT.1 Media AG..........................     524,896

                                                           -----------
                                                               741,448

                                                           -----------
        TOTAL PREFERRED STOCKS (Cost $1,173,687)..........     741,448

                                                           -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Pan European Fund -- (continued)


Principal                                                      Value
 Amount                                                       (Note 1)
---------                                                    -----------
REPURCHASE AGREEMENT -- 0.49%
          UNITED STATES -- 0.49%
$112,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
           be repurchased at $112,003 (Cost $112,000)....... $   112,000

                                                             -----------

TOTAL INVESTMENTS (Cost $34,376,715*).............  97.11% $22,096,906
OTHER ASSETS & LIABILITIES (NET)..................   2.89      658,100
                                                   ------  -----------
NET ASSETS........................................ 100.00% $22,755,006
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $34,648,155. + Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company
   At March 31, 2003, sector diversification of the Fund's investment portfolio was as follows:

                                                         % of
                                                         Net      Market
     Sector Diversification                             Assets    Value
     ----------------------                             ------  -----------
     Financial.........................................  26.11% $ 5,942,762
     Consumer Staples..................................  13.49    3,069,464
     Energy............................................  11.72    2,666,963
     Health Care.......................................  10.80    2,458,021
     Consumer Discretionary............................  10.37    2,359,317
     Telecommunications................................   6.27    1,425,725
     Materials.........................................   6.14    1,396,929
     Industrials.......................................   4.10      931,932
     Information Technology............................   2.09      476,488
     Utilities.........................................   1.70      385,848
     Capital Goods.....................................   1.59      362,225
     Technology........................................   1.32      299,960
     Transportation....................................   0.92      209,272
     Repurchase Agreement..............................   0.49      112,000
                                                        ------  -----------
     Total Investments.................................  97.11% $22,096,906
     Other Assets and Liabilities (Net)................   2.89      658,100
                                                        ------  -----------
     Net Assets........................................ 100.00% $22,755,006
                                                        ======  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Emerging Markets Fund


                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- 76.73%
          BRAZIL -- 5.68%
   29,000 Aracruz Celulose S.A. ADR......................... $   580,290
   20,300 Cia Vale do Rio Doce..............................     553,747
   65,200 Tele Centro Oeste Celular Participacoes S.A. ADR..     309,048
   15,200 Telemig Celular Participacoes S.A. ADR............     262,960

                                                             -----------
                                                               1,706,045

                                                             -----------
          CHILE -- 4.23%
   56,439 Cia de Telecomunicaciones de Chile S.A. ADR.......     531,655
   22,292 Vina Concha y Toro S.A. ADR.......................     739,649

                                                             -----------
                                                               1,271,304

                                                             -----------
          CHINA -- 7.04%
1,588,000 Chaoda Modern Agriculture Holdings Ltd............     201,568
3,084,000 China Petroleum & Chemical Corp., Class H.........     616,843
  635,327 Dazhong Transportation (Group) Co., Ltd., Class B.     501,273
   12,900 Huaneng Power International, Inc. ADR.............     486,330
  543,800 People's Food Holdings Ltd........................     308,076

                                                             -----------
                                                               2,114,090

                                                             -----------
          INDIA -- 4.55%
  107,750 +ICICI Bank Ltd. ADR..............................     678,825
   67,200 India Fund, Inc...................................     688,800

                                                             -----------
                                                               1,367,625

                                                             -----------
          INDONESIA -- 3.92%
   36,300 +Freeport-McMoRan Copper & Gold, Inc., Class B....     618,915
   68,600 PT Telekomunikasi Indonesia ADR...................     558,404

                                                             -----------
                                                               1,177,319

                                                             -----------
          MEXICO -- 9.32%
   49,700 America Movil S.A. de C.V., Series L, ADR.........     664,489
    7,555 Cemex S.A. de C.V. ADR............................     131,759
   69,755 Grupo Elektra S.A.................................     148,429
  804,100 +Grupo Financiero BBVA Bancomer, Series B.........     613,732
  141,000 +Grupo Televisa S.A. CPO..........................     176,494

                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- (continued)
        MEXICO -- (continued)
 15,490 Telefonos de Mexico S.A. de C.V., Class L, ADR.... $   460,363
248,500 Wal-Mart de Mexico S.A. de C.V., Series V.........     604,180

                                                           -----------
                                                             2,799,446

                                                           -----------
        PERU -- 0.66%
 19,858 Credicorp Ltd.....................................     197,984

                                                           -----------
        RUSSIA -- 4.85%
  5,250 Lukoil Co. ADR....................................     289,800
 26,100 +MMC Norilsk Nickel ADR...........................     619,875
 37,500 Surgutneftegaz ADR................................     548,437

                                                           -----------
                                                             1,458,112

                                                           -----------
        SOUTH AFRICA -- 6.17%
815,700 African Bank Investments Ltd......................     600,039
 27,000 Harmony Gold......................................     334,799
 36,422 Nedcor Ltd........................................     407,208
 32,800 Sappi Ltd.........................................     383,382
 35,000 +Telkom South Africa Ltd..........................     129,621

                                                           -----------
                                                             1,855,049

                                                           -----------
        SOUTH KOREA -- 10.28%
 28,738 KT Corp. ADR......................................     493,431
 44,900 LG Cable Ltd......................................     332,871
  1,200 Lotte Chilsung Beverage Co........................     467,775
  4,000 +NCSoft Corp......................................     275,818
  3,070 Samsung Electronics...............................     695,030
 40,500 Shinhan Financial Group Co., Ltd..................     332,536
 36,085 SK Telecom Co., Ltd. ADR..........................     491,478

                                                           -----------
                                                             3,088,939

                                                           -----------
        TAIWAN -- 10.21%
761,000 +Chinatrust Financial Holding.....................     602,256
632,663 Fubon Financial Holding Co., Ltd..................     491,587
138,174 Hon Hai Precision Industry Co., Ltd...............     439,392
334,525 President Chain Store Corp........................     393,746
264,206 Ritek Corp........................................     109,869
443,850 Synnex Technology International Corp..............     619,501
175,384 +Taiwan Semiconductor Manufacturing Co., Ltd......     213,498
 29,140 +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.     199,318

                                                           -----------
                                                             3,069,167

                                                           -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Emerging Markets Fund -- (continued)


                                                                 Value
  Shares                                                        (Note 1)
-----------                                                    -----------
COMMON STOCKS -- (continued)
            THAILAND --6.45%
     77,600 BEC World Public Co., Ltd. (Foreign).............. $   376,374
  6,835,200 +Home Product Center Public Co., Ltd. (Foreign)...     331,519
    202,200 PTT Public Co., Ltd. (Foreign)....................     214,530
     15,800 Siam Cement Public Co., Ltd.......................     500,324
    668,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)..     514,026

                                                               -----------
                                                                 1,936,773

                                                               -----------
            TURKEY -- 1.57%
     69,401 @Akbank T.A.S. ADR................................     364,098
     20,795 +Akbank T.A.S. ADR................................     109,097

                                                               -----------
                                                                   473,195

                                                               -----------
            UNITED KINGDOM -- 1.63%
    126,268 Old Mutual plc....................................     151,186
    278,700 Old Mutual plc (South Africa shares)..............     339,567

                                                               -----------
                                                                   490,753

                                                               -----------
            VENEZUELA -- 0.17%
      5,699 Compania Anonima Nacional Telefonos de Venezuela
             ADR..............................................      51,177

                                                               -----------
            TOTAL COMMON STOCKS (Cost $26,571,937)............  23,056,978

                                                               -----------
PREFERRED STOCKS -- 5.93%
            BRAZIL -- 4.50%
143,842,127 Banco Bradesco S.A................................     502,326
 37,000,000 Compania Siderurgica..............................     482,464
     26,400 Petrobras S.A.....................................     367,194

                                                               -----------
                                                                 1,351,984

                                                               -----------
            SOUTH KOREA -- 1.43%
     44,200 Hyundai Motor Co., Ltd............................     429,862

                                                               -----------
            TOTAL PREFERRED STOCKS (Cost $2,138,626)..........   1,781,846

                                                               -----------

 No. of                                                         Value
 Rights                                                        (Note 1)
----------                                                    -----------
RIGHTS -- 0.01%
           BRAZIL -- 0.01%
    45,600 +++Cia Vale do Rio Doce........................... $        --
 1,126,862 +++Tele Celular Sul Participacoes Preferred,
            Expiration 4/10/03...............................          10
 8,497,825 +++Tele Celular Sul Participacoes, Expiration
            4/10/03..........................................       1,911

                                                              -----------
           TOTAL RIGHTS (Cost $0)............................       1,921

                                                              -----------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 12.19%
           UNITED STATES -- 12.19%
$3,663,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $3,663,102 (Cost $3,663,000)...   3,663,000

                                                              -----------

TOTAL INVESTMENTS (Cost $32,373,563*).............  94.86% $28,503,745
OTHER ASSETS & LIABILITIES (NET)..................   5.14    1,545,644
                                                   ------  -----------
NET ASSETS........................................ 100.00% $30,049,389
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $32,581,936. + Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Directors.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
@ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, this security amounted to $364,098 or 1.21% of net assets.
ADR--AmericanDepositary Receipt
plc--publiclimited company


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Emerging Markets Fund -- (continued)


  At March 31, 2003, sector diversification of the Fund's investment portfolio was as follows:

                                                          % of
                                                          Net
  Sector Diversification                                 Assets  Market Value
  ----------------------                                 ------  ------------
  Financial.............................................  23.78% $ 7,147,014
  Telecommunications....................................  16.11    4,840,286
  Repurchase Agreement..................................  12.19    3,663,000
  Materials.............................................   6.84    2,056,053
  Energy................................................   6.78    2,036,804
  Capital Goods.........................................   6.41    1,927,274
  Consumer Discretionary................................   5.25    1,576,217
  Consumer Staples......................................   5.04    1,515,500
  Information Technology................................   4.81    1,444,580
  Technology............................................   3.69    1,107,846
  Transportation........................................   1.67      501,273
  Utilities.............................................   1.62      486,330
  Industrials...........................................   0.67      201,568
                                                         ------  -----------
  Total Investments.....................................  94.86% $28,503,745
  Other Assets and Liabilities (Net)....................   5.14    1,545,644
                                                         ------  -----------
  Net Assets............................................ 100.00% $30,049,389
                                                         ======  ===========



                      See Notes to Financial Statements.

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Excelsior Fund currently offers shares in seventeen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and for Excelsior Tax-Exempt Funds, Inc., are presented separately.

   (a) Portfolio valuation:

      Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

      Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

      Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities.

      Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

      The Portfolios had the following forward foreign currency contracts outstanding as of March 31, 2003:

                                                             Unrealized
                                  Contracts to In Exchange  Appreciation
      Maturity Dates                Deliver        For     (Depreciation)
      --------------              ------------ ----------- --------------
      International Fund
      ------------------
      Foreign Currency Sales:
      4/1/2003-4/2/2003       HD    1,846,769   $236,778      $    (4)
      4/1/2003-4/2/2003       JY   17,763,324    148,130       (1,670)
                                                --------      -------
                                                $384,908      $(1,674)
                                                ========      =======
      Pacific/Asia Fund
      -----------------
      Foreign Currency Sales:
      4/1/2003-4/2/2003       HD    1,665,868   $213,585      $    (4)
      4/1/2003-4/2/2003       JY   23,399,223    195,165       (2,164)
                                                --------      -------
                                                $408,750      $(2,168)
                                                ========      =======
      Pan European Fund
      -----------------
      Foreign Currency Sales:
      4/3/2003                BP       79,321   $125,351      $    (3)
      4/1/2003                DK    1,033,842    149,091       (2,819)
      4/3/2003                EU      139,464    152,058         (107)
                                                --------      -------
                                                $426,500      $(2,929)
                                                ========      =======
      Emerging Markets Fund
      ---------------------
      Foreign Currency Sales:
      4/1/2003                MX      584,503   $ 54,464      $   388
                                                ========      =======

   -----
   Currency Legend:
   BP British Pounds Sterling
   DK Danish Kroner
   EU Euro
   HD Hong Kong Dollar
   JY Japanese Yen
   MX Mexican Peso

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of premiums and, when appropriate, discount on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

   (c) Concentration of Risks:

      Each Portfolio invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Portfolio focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in a Portfolio will be magnified. Some countries in which the Portfolios may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   (d) Repurchase Agreements:

      Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price including accrued interest.

      If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) Dividends and distributions to shareholders:

      Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

   (f) Expense Allocation:

      Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International Fund, Pacific/Asia Fund, Pan European Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, SEI Investments Global Funds Services (formerly, SEI Investments Mutual Funds Services) and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Portfolio. Until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2003, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

                         International Fund... $165,068
                         Pacific/Asia Fund....   35,773
                         Pan European Fund....   57,838
                         Emerging Markets Fund   30,764

   From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2003, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding 1.50% of each of International Fund's, Pacific/Asia Fund's and Pan European Fund's average daily net assets and 1.70% of the Emerging Markets Fund's average daily net assets. With respect to Emerging Markets Fund, the fee waiver and expense reimbursement agreement may not be terminated before March 31, 2004. For the year ended March 31, 2003, U.S. Trust waived investment advisory fees totaling $2,748 for the International Fund.

   Excelsior Fund has also entered into shareholder servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization a shareholder servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

   Shareholder servicing fees paid to affiliates of U.S. Trust amounted to $272,911 for the year ended March 31, 2003. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the shareholder servicing fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2003, U.S. Trust waived investment advisory and administration fees in amounts equal to the shareholder servicing fees for the Portfolios as set forth below:

                         International Fund... $167,804
                         Pacific/Asia Fund....   34,902
                         Pan European Fund....   23,818
                         Emerging Markets Fund   46,387

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of each portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee.

3.  Purchases and Sales of Securities:

   For the year ended March 31, 2003, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                        Purchases     Sales
                                       ----------- ------------
                 International Fund... $92,411,475 $121,364,365
                 Pacific/Asia Fund....  32,099,645   20,547,769
                 Pan European Fund....  12,928,962   30,305,720
                 Emerging Markets Fund  20,795,197   10,071,751

4.  Federal Taxes:

   It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                     Undistributed  Accumulated
                                     Net Investment Net Realized   Paid-In-
                                         Income     Gain (Loss)    Capital
                                     -------------- ------------ ------------
 International Fund.................    $887,071    $(1,105,402) $    218,331
 Pacific/Asia Fund..................     260,957       (120,757)     (140,200)
 Pan European Fund..................     (18,786)        18,786            --
 Emerging Markets Fund..............      (5,967)    28,292,446   (28,286,479)

   The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2003 were as follows:

                                                     Long-Term
                                          Ordinary    Capital
                                           Income      Gain        Total
                                         ---------- ----------- -----------
     International Fund.................
        2002............................ $1,493,931 $12,822,319 $14,316,250
        2003............................    498,214          --     498,214
     Pacific/Asia Fund..................
        2002............................     57,409          --      57,409
        2003............................    230,735          --     230,735
     Pan European Fund..................
        2002............................         --   6,092,926   6,092,926
        2003............................    200,073          --     200,073
     Emerging Markets Fund..............
        2002............................     56,117          --      56,117
        2003............................     45,117          --      45,117

   As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                              Post-
                                   Post-     October     Capital                       Other
                      Ordinary    October    Currency      Loss        Unrealized    Temporary
                       Income     Losses      Losses   Carryforward  (Depreciation) Differences      Total
                      -------- ------------  --------  ------------  -------------- -----------  -------------
International Fund...       -- $(12,135,801) $(60,352) $(99,916,067)  $(27,805,437) $     1,666  $(139,915,991)
Pacific/Asia Fund....       --   (1,411,862)   (8,584)  (31,359,841)    (3,908,596)       2,167    (36,686,716)
Pan European Fund.... $257,746   (3,964,776)       --   (25,440,715)   (12,522,887)         107    (41,670,525)
Emerging Markets Fund   32,895     (885,535)       --    (5,842,522)    (4,101,694)  (2,143,194)   (12,940,050)

   Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2003, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                   Expiration  Expiration Expiration Expiration  Expiration
                      Date        Date       Date       Date        Date
                   March 31,   March 31,  March 31,  March 31,   March 31,
                      2007        2008       2009       2010        2011        Total
                   ----------- ---------- ---------- ----------- ----------- -----------
International Fund          --        --          -- $36,134,068 $63,781,999 $99,916,067
Pacific/Asia Fund. $10,077,003        --  $4,613,175  13,687,497   2,982,166  31,359,841
Pan European Fund.          --        --          --  10,962,167  14,478,548  25,440,715
Emerging Markets
  Fund............     698,908 1,975,151     612,121   1,756,304     800,038   5,842,522

   The Excelsior Emerging Markets Fund inherited $30,036,744 in capital loss carryforwards from its merger with the Excelsior Latin America Fund. However, future utilization of the capital loss carryforwards is limited to a maximum of $1,750,265, included in the above totals, pursuant to Sections 382-383 of the Internal Revenue Code, as amended.

   At March 31, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                      Tax Basis     Tax Basis
                        Federal Tax   Unrealized    Unrealized   Net Unrealized
                           Cost      Appreciation (Depreciation) (Depreciation)
                        ------------ ------------ -------------- --------------
 International Fund.... $116,682,321  $5,475,498   $(33,214,711)  $(27,739,213)
 Pacific/Asia Fund.....   30,419,027   1,245,167     (5,154,519)    (3,909,352)
 Pan European Fund.....   34,648,155   1,017,242    (13,568,491)   (12,551,249)
 Emerging Markets Fund.   32,581,936   1,312,761     (5,390,952)    (4,078,191)

5.  Common Stock:

   Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 30.875 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 875 million shares of the International Fund; 1 billion shares each of the Pacific/Asia Fund and Pan European Fund; and 500 million shares of the Emerging Markets Fund.

   Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

   A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares in a Portfolio redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolios.

                                                           International Fund
                                          ----------------------------------------------------
                                             Year Ended 03/31/03        Year Ended 03/31/02
                                          ------------------------  --------------------------
                                            Shares       Amount        Shares        Amount
                                          ----------  ------------  -----------  -------------
Sold.....................................  4,408,833  $ 37,315,411   28,965,833  $ 321,823,295
Issued as reinvestment of dividends......      5,014        47,084      115,737      1,220,520
Redeemed................................. (8,453,809)  (67,340,879) (37,631,289)  (409,544,927)
Redemption Fee...........................         --        69,478           --        196,439
                                          ----------  ------------  -----------  -------------
Net (Decrease)........................... (4,039,962) $(29,908,906)  (8,549,719) $ (86,304,673)
                                          ==========  ============  ===========  =============

                                                            Pacific/Asia Fund
                                          ----------------------------------------------------
                                             Year Ended 03/31/03        Year Ended 03/31/02
                                          ------------------------  --------------------------
                                            Shares       Amount        Shares        Amount
                                          ----------  ------------  -----------  -------------
Sold.....................................  4,727,112  $ 29,516,272    5,809,805  $  36,830,622
Issued as reinvestment of dividends......      5,039        34,217        1,502          8,905
Redeemed................................. (3,009,015)  (17,577,311)  (7,143,269)   (44,925,442)
Redemption Fee...........................         --        30,498           --         62,057
                                          ----------  ------------  -----------  -------------
Net Increase (Decrease)..................  1,723,136  $ 12,003,676   (1,331,962) $  (8,023,858)
                                          ==========  ============  ===========  =============

                                                            Pan European Fund
                                          ----------------------------------------------------
                                             Year Ended 03/31/03        Year Ended 03/31/02
                                          ------------------------  --------------------------
                                            Shares       Amount        Shares        Amount
                                          ----------  ------------  -----------  -------------
Sold.....................................  2,301,277  $ 15,170,967    8,713,200  $  77,247,621
Issued as reinvestment of dividends......      2,936        22,959       63,236        538,141
Redeemed................................. (5,187,688)  (33,001,319) (13,477,743)  (116,675,298)
Redemption Fee...........................         --        36,726           --         28,346
                                          ----------  ------------  -----------  -------------
Net (Decrease)........................... (2,883,475) $(17,770,667)  (4,701,307) $ (38,861,190)
                                          ==========  ============  ===========  =============

                                                          Emerging Markets Fund
                                          ----------------------------------------------------
                                             Year Ended 03/31/03        Year Ended 03/31/02
                                          ------------------------  --------------------------
                                            Shares       Amount        Shares        Amount
                                          ----------  ------------  -----------  -------------
Sold.....................................  4,042,068  $ 18,623,504    3,266,009  $  14,636,492
Issued as reinvestment of dividends......        443         2,070          222          1,001
Issued in connection with merger (Note 8)  1,303,883     5,411,109           --             --
Redeemed................................. (2,670,703)  (11,885,769)  (1,420,176)    (5,823,346)
Redemption Fee...........................         --        12,732           --              1
                                          ----------  ------------  -----------  -------------
Net Increase.............................  2,675,691  $ 12,163,646    1,846,055  $   8,814,148
                                          ==========  ============  ===========  =============

6.  Organization Costs:

   Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

7.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2003, the Portfolios had no borrowings under the agreement.

8.  Merger:

   On July 31, 2002, the Board of Directors of Excelsior Fund approved a proposed Plan of Reorganization (the "Plan") of Latin America Fund into Emerging Markets Fund. Latin America Fund's shareholders approved the proposed Plan at a special meeting held on March 4, 2003 and reconvened on March 18, 2003.

   At the close of business on March 25, 2003, in accordance with the Plan, all the assets and liabilities of Latin America Fund were transferred to the Emerging Markets Fund and all shares of Latin America Fund were reclassified as shares of Emerging Markets Fund, and each holder of shares of Latin America Fund were issued full and fractional shares of the Emerging Markets Fund with the same aggregate dollar value as the shareholder had in the Latin America Fund immediately before the transaction. In accordance with the Plan, 1,288,054 shares of the Latin America Fund were exchanged for 1,303,883 shares of the Emerging Markets Fund in a tax-free exchange.

   The value of the Latin America Fund on March 25, 2003 was $5,411,109, which included $3,292,730 in unrealized losses, $7,190 of distributions in excess of net investment income, and $30,351,207 of accumulated net realized losses on investments. Upon the business combination of the Latin America and Emerging Markets Funds on March 25, 2003, the value of the Emerging Markets Fund combined with the Latin America Fund was $29,694,610.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Excelsior Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European, and Emerging Markets Funds (four of the portfolios constituting the Excelsior Funds, Inc.) (the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International, Pacific/Asia, Pan European, and Emerging Markets Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP
Boston, Massachusetts
May 16, 2003

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                    Term of                                               Funds
                                   Office and                                            Complex        Other
                     Position(s)   Length of                                           Overseen by  Directorships
  Name, Address,    Held with each    Time            Principal Occupation(s)             Board     Held by Board
      Age(1)           Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------- -------------- ---------- --------------------------------------- ------------- -------------
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham  Director/     Since 1997 Retired; Chairman of the Board (since        31           None
 Age: 71             Trustee,                 1997) and President, Treasurer and
                     Chairman of              Director (since 1995) of Excelsior Fund
                     the Board                and Excelsior Tax-Exempt Fund;
                                              Chairman of the Boards (since 1997),
                                              President, Treasurer and Trustee (since
                                              1995) of Excelsior Funds Trust; Vice
                                              Chairman of U.S. Trust Corporation
                                              and U.S. Trust New York (from
                                              February 1990 until September 1995);
                                              and Chairman, U.S. Trust Company
                                              (from March 1993 to May 1997).

Rodman L. Drake      Director/     Since 1994 Director of Excelsior Fund and               31           None
 Age: 60             Trustee                  Excelsior Tax-Exempt Fund (since
                                              1996); Trustee of Excelsior Funds Trust
                                              (since 1994); Director, Parsons
                                              Brinkerhoff, Inc. (engineering firm)
                                              (since 1995); President, Continuation
                                              Investments Group, Inc. (since 1997);
                                              President, Mandrake Group
                                              (investment and consulting firm)
                                              (1994-1997); Chairman, MetroCashcard
                                              International Inc. (since 1999);
                                              Director, Hotelivision, Inc. (since
                                              1999); Director, Alliance Group
                                              Services, Inc. (since 1998); Director,
                                              Clean Fuels Technology Corp. (since
                                              1998); Director, Absolute Quality Inc.
                                              (since 2000); Director, Hyperion Total
                                              Return Fund, Inc. and three other
                                              funds for which Hyperion Capital
                                              Management, Inc. serves as investment
                                              adviser (since 1991); Director, The
                                              Latin America Smaller Companies
                                              Fund, Inc. (from 1993 to 1998).

        Directors/Trustees and Officers of the Excelsior Funds Complex
                            (Unaudited)(Continued)

                                                                                         Number of
                                                                                       Portfolios in
                                                                                         Excelsior
                                   Term of                                                 Funds
                                  Office and                                              Complex        Other
                    Position(s)   Length of                                             Overseen by  Directorships
  Name, Address,   Held with each    Time             Principal Occupation(s)              Board     Held by Board
      Age(1)          Company     Served(2)             During Past 5 Years              Member(3)     Member(4)
------------------ -------------- ---------- ----------------------------------------- ------------- -------------
Ralph E. Gomory(5)   Director/    September  Director of Excelsior Fund and                 31           None
  Age: 73            Trustee        2001-    Excelsior Tax-Exempt Fund and
                                   February  Trustee of Excelsior Funds Trust (since
                                     2003    September 2001); President, Alfred P.
                                             Sloan Foundation (since 1989);
                                             Director, Ashland, Inc. (refining,
                                             distribution, road construction) (since
                                             1989); Director, Lexmark International,
                                             Inc. (printer manufacturing) (since
                                             1991); Director, Washington Post
                                             Company (media) (since 1989);
                                             Director, Polaroid Company (cameras
                                             and film) (since 1993).

Mel Hall             Director/    Since 2000 Director of Excelsior Fund and                 31           None
 Age: 58             Trustee                 Excelsior Tax-Exempt Fund (since July
                                             2000); Trustee of Excelsior Funds Trust
                                             (since July 2000); Chief Executive
                                             Officer, Comprehensive Health
                                             Services, Inc. (health care management
                                             and administration).

Roger M. Lynch       Director/    Since 2001 Retired; Director of Excelsior Fund and        31           None
 Age: 62             Trustee                 Excelsior Tax-Exempt Fund and
                                             Trustee of Excelsior Funds Trust (since
                                             September 2001); Chairman of the
                                             Board of Trustees of Fairfield University
                                             (since 1996); Director, SLD
                                             Commodities, Inc. (importer of nuts)
                                             (since 1991); President, Corporate
                                             Asset Funding Co., Inc. (asset
                                             securitization) (from 1987 to 1999);
                                             General Partner (from 1980 to 1986)
                                             and Limited Partner (from 1986 to
                                             1999), Goldman Sachs & Co.;
                                             Chairman, Goldman Sachs Money
                                             Markets, Inc. (from 1982 to 1986).

Jonathan Piel        Director/    Since 1994 Director, Excelsior Funds, Inc. and            31           None
 Age: 64             Trustee                 Excelsior Tax-Exempt Funds, Inc.
                                             (since 1996); Trustee, Excelsior Funds
                                             Trust (since 1994); Director, Group for
                                             the South Fork, Bridgehampton, NY
                                             (since 1993); and Master of
                                             Professional Studies, Interactive
                                             Telecommunication Program, Tisch
                                             School of the Arts, New York University.
                                             Retired in 1994 as The Editor, Scientific
                                             American and Vice President, Scientific
                                             American, Inc.

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                                      Term of                                               Funds
                                     Office and                                            Complex        Other
                       Position(s)   Length of                                           Overseen by  Directorships
   Name, Address,     Held with each    Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
--------------------- -------------- ---------- --------------------------------------- ------------- -------------

OFFICERS
James L. Bailey       President        Since    Executive Vice President of U.S. Trust       N/A           N/A
 114 West 47th Street                 May 2003  Corporation and U.S. Trust New York
 New York, NY 10036                             (since January 2003); President,
 Age: 57                                        Excelsior Fund, Excelsior Tax-Exempt
                                                Fund and Excelsior Funds Trust (since
                                                May 2003); Consultant in the financial
                                                services industry (from August 2000 to
                                                January 2003); Executive Vice President
                                                of Citicorp (1992 to August 2000).
Brian Schmidt         Vice           Since 2001 Senior Vice President, U.S. Trust            N/A           N/A
 225 High Ridge Road  President,                Company (since 1998); Vice President,
 Stamford, CT 06905   Chief                     U.S. Trust Company (from 1996-1998);
 Age: 44              Financial                 Vice President, Chief Financial Officer
                      Officer and               and Treasurer, Excelsior Fund,
                      Treasurer                 Excelsior Tax-Exempt Fund and
                                                Excelsior Funds Trust (since February
                                                2001); Chief Financial Officer,
                                                Excelsior Venture Investors III, LLC
                                                and Excelsior Venture Partners III, LLC
                                                (since 2001); Chief Financial Officer,
                                                Excelsior Private Equity Fund II, Inc.
                                                (since 1997) and UST Private Equity
                                                Fund, Inc. (since 1995).
Frank Bruno           Vice President Since 2001 Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant             (since 1994); Vice President and
 Stamford, CT 06905   Treasurer                 Assistant Treasurer, Excelsior Fund,
 Age: 43                                        Excelsior Tax-Exempt Fund and
                                                Excelsior Funds Trust (since February
                                                2001); Treasurer, Excelsior Venture
                                                Investors III, LLC and Excelsior
                                                Venture Partners III, LLC (since 2001),
                                                Excelsior Private Equity Fund II, Inc.
                                                (since 1997) and UST Private Equity
                                                Fund, Inc. (since 1995).
Joseph Leung          Vice President   Since    Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant   May 2003  (since March 2003); Vice President and
 Stamford, CT 06905   Treasurer                 Assistant Treasurer, Excelsior Fund,
 Age: 37                                        Excelsior Tax-Exempt Fund and
                                                Excelsior Funds Trust (since May 2003);
                                                Vice President of Merrill Lynch & Co.
                                                (from 2000 to 2002); Treasurer, Vice
                                                President and Chief Accounting Officer
                                                of Midas Funds, Bexil Fund, Tuxis Fund,
                                                Global Income Fund and Winmill & Co.
                                                Incorporated (from 1995 to 2000).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                         Term of                                               Funds
                                        Office and                                            Complex        Other
                          Position(s)   Length of                                           Overseen by  Directorships
     Name, Address,      Held with each    Time            Principal Occupation(s)             Board     Held by Board
         Age(1)             Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------------ -------------- ---------- --------------------------------------- ------------- -------------

Alison Baur                Secretary      Since    Vice President, Charles Schwab & Co.,        N/A           N/A
 101 Montgomery Street                   May 2003  Inc. (since 1999); Secretary, Excelsior
 San Francisco, CA 94104                           Fund, Excelsior Tax-Exempt Fund and
 Age: 39                                           Excelsior Funds Trust (since May
                                                   2003); Associate General Counsel,
                                                   Grantham, Mayo, Van Otterloo & Co.
                                                   LLC (1997-1999).

Lee Wilcox                 Assistant    Since June Employed by SEI Investments since            N/A           N/A
 530 E. Swedesford Road    Treasurer       2002    June 2002. Director of Fund
 Wayne, PA 19087                                   Accounting, SEI Investments since
 Age: 44                                           June 2002. Senior Operations Manager
                                                   of Deutsche Bank Global Fund Services
                                                   (2000-2002), PricewaterhouseCoopers
                                                   LLP (1995-2000), United States Army
                                                   (1982-1992).

Timothy D. Barto           Assistant    Since 2001 Employed by SEI Investments since            N/A           N/A
 One Freedom               Treasurer               October 1999. Vice President and
 Valley Drive                                      Assistant Secretary of SEI Investments
 Oaks, PA 19456                                    since December 1999. Associate at
 Age: 35                                           Dechert, Price & Rhoads (1997-1999).
                                                   Associate at Richter, Miller & Finn
                                                   (1993-1997).

--------
(1)Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2)Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3)The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)During February 2003, Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        Voting Results of Special Meeting of Shareholders: (Unaudited)

   On March 4, 2003 and reconvened on March 18, 2003, there was a special meeting of the shareholders of the Latin America Fund. At such meeting, the shareholders of the Latin America Fund were asked to consider one proposal. The following were the results of the vote:

   Proposal: To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Latin America Fund to the Emerging Markets Fund.

                          For the proposal.... 789,486
                          Against the proposal  26,600
                          Abstain.............  32,219

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2003, the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                               Foreign
                        Fund                  Tax Credit
                        ----                  ----------
                        Pan European Fund....  $109,385
                        Emerging Markets Fund    52,717

   In addition, for the year ended March 31, 2003, gross income derived from sources within foreign countries approximately amounted to the following:

                                            Foreign Source
                      Fund                      Income
                      ----                  --------------
                      International Fund...   $2,818,318
                      Pacific/Asia Fund....      528,622
                      Pan European Fund....      926,960
                      Emerging Markets Fund      575,496

                                                                   AR-INTL-0303